UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 29, 2008

Micrus Endovascular Corporation
(Exact name of registrant as specified in its charter)
000-51323
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	23-2853441 (I.R.S. Employer Identification No.)
821 Fox Lane
San Jose, California 95131
(Address of principal executive offices, including zip code)
(408) 433-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On Tuesday, January 29, 2008, Micrus Endovascular Corporation (the “Company”) entered into agreements to accelerate the vesting of options to purchase Common Stock of the Company issued under the Company’s 2005 Equity Incentive Plan (“2005 Plan”) and/or the Company’s 1998 Stock Plan (together with the 2005 Plan, the “Plans”) upon the occurrence of certain events more fully described below (the “Acceleration Agreements”) in the form attached hereto as Exhibit 99.1 with each of the following named executive officers of the Company: John T. Kilcoyne, Chairman of the Board and Chief Executive Officer (Principal Executive Officer), Robert A. Stern, President, Chief Operating Officer and Secretary, Robert C. Colloton, Vice President, Global Sales and Marketing, Carolyn M. Bruguera, Vice President and General Counsel, and Jim B. Robbins, Vice President of Finance, with Gordon Sangster, Chief Financial Officer of the Company (Principal Financial Officer), and with other executive officers of the Company and its subsidiaries (each an “Accelerated Employee”).
     The Acceleration Agreements provide that in the event of a “Corporate Transaction” as defined in Section 10.3 of the 2005 Plan, if an Accelerated Employee is subject to an “Involuntary Termination” within the period starting three months prior to the closing and ending twelve months after the closing of the Corporate Transaction, all outstanding options under the Plans held by such Accelerated Employee at the time of the Involuntary Termination will become fully and immediately vested and exercisable. As used in the Acceleration Agreements, an “Involuntary Termination” occurs if an Accelerated Employee ceases being employed by the Company because either such Accelerated Employee is involuntary terminated from the Company (or any subsidiary) without “Cause” (which is defined in Section 2.1(j) of the 2005 Plan) or such Accelerated Employee voluntarily quits within 60 days of an event which constitutes “Good Reason.” For this purpose, Good Reason means any of the following without such Accelerated Employee’s consent: (i) relocation of such Accelerated Employee’s principal work place to a site more than 60 miles from San Jose, California; (ii) a material reduction in such Accelerated Employee’s then current base salary; or (iii) a material reduction in such Accelerated Employee’s duties or responsibilities.
     Except as described above, all other terms of outstanding options held by the Accelerated Employees and issued under the Plans remain unchanged, including any acceleration provisions more favorable than those contained in the Acceleration Agreements.
Safe Harbor Statement
     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission contain or may contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or Registrant’s future financial performance. In some cases, forward-looking statements can be identified by terminology such as “may”, “will”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue”, or the negative of these terms or other comparable terminology. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements with actual results.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Form of Acceleration Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION (Registrant)

Date: January 29, 2008	By:	/s/ Robert A. Stern
Robert A. Stern
President, Chief Operating Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Acceleration Agreement